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                          AGREEMENT AND GENERAL RELEASE
                          -----------------------------

     Calgon Carbon Company, on behalf of itself and its affiliates, subsidiaries, divisions, successors and assigns and the past and present employees, officers, directors and agents thereof (referred to collectively throughout this Agreement and General Release as "Calgon"), and James Cederna ("Mr. Cederna"), agree and intend to be legally bound by the following:

     1. Last Day of Employment Mr. Cederna's last day of employment with Calgon is February 21, 2003. Mr. Cederna resigns as President and Chief Executive Officer of Calgon, and as a member of its Board of Directors, effective that date, and such resignations are hereby accepted by Calgon, and Mr. Cederna agrees that he has been so notified as of that date.

     2. Consideration. In consideration for signing this Agreement and General Release and in compliance with the promises made herein, the parties agree that:

          A. Calgon will pay to Mr. Cederna a severance payment in the amount of $1,825,000, less deductions required by law, within thirty (30) days of the effective date of this Agreement and General Release.

          B. Calgon agrees to provide Mr. Cederna with his current Life Insurance and Long Term Disability Insurance coverage through December 31, 2005, unless Mr. Cederna accepts other employment providing such benefits, at which time Calgon will discontinue providing these coverages. Calgon agrees to pay the premium costs for medical, dental and vision/Rx coverages currently provided to Mr. Cederna and his dependents through December 31, 2005, unless Mr. Cederna accepts other employment providing such benefits, at which time Calgon will no longer pay for such coverage. Appropriate COBRA notices will be provided, such that the provision of such benefits is coterminous with, and not in addition to, any COBRA benefits continuation period.

          C.   In consideration of this Agreement and General Release,
Calgon hereby waives its right to assert that Mr. Cederna's separation from employment is for "cause" as that term is used in relation to Paragraph 4(a)(i) that certain employment agreement between Calgon and Mr. Cederna amended as of January 1, 2002 ("Employment Agreement"), and further waives the benefit of the right to terminate the payment of severance pay upon Mr. Cederna's reemployment, as set forth in Paragraph 5(c) of the Employment Agreement. Mr. Cederna and Calgon further agree that the consideration set forth in Paragraphs 2A and B above includes compensation for severance payments, benefit continuation and any notice period under the Employment Agreement, and that no event constituting a "Change of Control" under the Employment Agreement has occurred, nor is in the process of occurring.

          D. Mr. Cederna affirms that after receiving his final paycheck and the final severance pay referred to herein, he has been paid and/or has received all leave (paid or unpaid), compensation, wages, bonuses, commissions, pension and/or retirement benefits and/or any other benefits to which he may be entitled and that no other leave (paid or unpaid), compensation, wages, bonuses, commissions and/or benefits are due to him, except as specifically provided in this Agreement and General Release. Mr. Cederna agrees that his obligations under the Employment Agreement remain in full force and effect, and are not limited or extinguished by

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this Agreement and General Release. Mr. Cederna acknowledges that, except for stock options vested as of February 21, 2003, he has no right to, nor shall he receive, any further stock options or stock from Calgon, and all unvested existing options and restricted stock are forfeited.

          E. To the extent permitted by law, Calgon will continue to provide Mr. Cederna indemnity in accordance with the provisions of Article VIII of Calgon's Bylaws in connection with his service as an officer and director to Calgon and its subsidiaries prior to the date hereof; provided, however, that such indemnity shall not extend to any claims relating to or arising from Calgon's enforcement of this Agreement and General Release or of Cederna's obligations under the Employment Agreement as set forth in Paragraph 2D above.

     3. Adequate Consideration. Mr. Cederna agrees and acknowledges that the consideration to be provided to him in connection with this Agreement and General Release and the terms of this Agreement and General Release are adequate consideration to settle, extinguish and release any and all of Mr. Cederna's claims, known or unknown, against Calgon.

     4.   General Release of Claims.

          A. Cederna. Mr. Cederna knowingly and voluntarily releases and forever discharges Calgon of and from any and all claims, known and unknown, which Mr. Cederna, his heirs, executors, administrators, successors and assigns (referred to collectively throughout this Agreement as "Mr. Cederna") have or may have against Calgon as of the date of the signing of this Agreement and General Release, including, but not limited to, any claims for pension or retirement benefits, any alleged violation of The National Labor Relations Act, Title VII of the Civil Rights Act of 1964, The Civil Rights Act of 1991, The Civil Rights Act of 1866, Sections 1981 through 1988 of Title 42 of the United States Code, The Employee Retirement Income Security Act of 1974, The Immigration Reform and Control Act, The Americans with Disabilities Act of 1990, The Equal Pay Act, the Rehabilitation Act of 1973, Executive Order 11246 and any other Executive Order, The Fair Labor Standards Act, The Occupational Safety and Health Act, The Family and Medical Leave Act of 1993, The Age Discrimination in Employment Act, The Sarbanes-Oxley Act, The Older Workers' Benefit Protection Act, The Pennsylvania Human Relations Act, The Pennsylvania Wage Payment and Collection Law, The Pittsburgh City Code, Chapters 651-659; and any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance, all as amended; any public policy, contract, tort, or common law claim, including the Employment Agreement; or any allegation seeking costs, fees, or other expenses including attorneys' fees incurred in these matters. This Agreement and General Release fully and finally settles, releases and fulfills any and all obligations of Calgon to Mr. Cederna under the Employment Agreement.

          This Agreement and General Release does not include any claims relating to or arising from Mr. Cederna's enforcement of this Agreement and General Release.

          B. Calgon. Calgon knowingly and voluntarily releases and forever discharges Mr. Cederna of and from all claims, known and unknown, which Calgon or its subsidiaries have or may have against Mr. Mr. Cederna as of the date of signing of this Agreement and General Release including, without limitation, all claims directly or indirectly related to or arising out of matters relating in any way to Mr. Cederna's employment with or termination from Calgon;

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provided, however, that Calgon's release and discharge shall not include (i) any criminal conduct by Mr. Cederna, or any conduct involving willfull or intentional harm to Calgon and/or its subsidiaries (ii) any claims relating to or arising from Calgon's enforcement of this Agreement and General Release or of Cederna's obligations under the Employment Agreement as set forth in Paragraph
2D above.

     5. No Claims Exist. Mr. Cederna confirms that no claim, charge, complaint, or action has been filed in any forum or form against Calgon. In the event that any such claim, charge, complaint or action is filed by Mr. Cederna against Calgon related to any matter at any time released herein, Mr. Cederna waives the right to recover any relief or recovery therefrom, including costs and attorneys' fees. Mr. Cederna agrees not to file a lawsuit against Calgon in any court of the United States or any State thereof concerning any matter released in this Agreement and General Release. Notwithstanding any other language of this Agreement and General Release, the parties understand that this Agreement and General Release does not prohibit Mr. Cederna from filing an administrative charge of alleged employment discrimination. However, by signing this Agreement and General Release, Mr. Cederna will have waived any right he had to bring a lawsuit or obtain a recovery if an administrative agency pursues a claim against Calgon based on any actions taken by Calgon up to the date of the signing of this Agreement and General Release. This Agreement and General Release extinguishes all disputes, claims, charges, complaints, actions, or causes of action as of the effective date of this Agreement and, therefore, Mr. Cederna reserves the right to bring an action to enforce the terms of this Agreement and General Release, if that should be necessary.

     6. Confidential Information. Mr. Cederna acknowledges that all knowledge and information which he acquired in the course of his employment with Calgon relating to Calgon's financial information and data, personnel and compensation information, marketing data or information, client identities and business information (hereinafter collectively referred to as "Confidential Information") are the valuable property of Calgon. Mr. Cederna agrees not to disclose, divulge, or publish, to any person or entity, any of the aforementioned Confidential Information, recognizing that this would cause irreparable harm to Calgon. Mr. Cederna further agrees not to use any of said Confidential Information against Calgon or any of its employees without the express, written consent of Calgon or to otherwise take any action which is prejudicial in any manner to the interests of Calgon in preserving said Confidential Information. Mr. Cederna shall return any Confidential Information obtained, developed, or received by him during the course of employment with Calgon (including, but not limited to, all originals and copies of any materials and documents which refer or relate to Calgon's financial status, business, employees, client, or projects) on or before March 1, 2003.

     7. Confidentiality. Mr. Cederna agrees not to disclose to any third person any information regarding the existence or substance of this Agreement and General Release, except to the tax advisor, spouse and/or attorney with whom Mr. Cederna chooses to consult regarding consideration of this Agreement and General Release. To the extent that Mr. Cederna discloses information to the aforementioned persons, Mr. Cederna will advise them that they must not disclose said information, they shall be bound by this confidentiality provision and Mr. Cederna shall be responsible for any breach of this paragraph by those to whom such disclosures are made. Mr. Cederna may provide relevant information about this Agreement and General Release to appropriate taxing authorities without violating this confidentiality provision. If

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Mr. Cederna receives a subpoena or other process seeking the production of, or information or sworn testimony about, this Agreement and Release, Mr. Cederna promises to give Calgon immediate written notice of the receipt of such subpoena or process so that Calgon may object to or otherwise oppose the production of this Agreement and General Release or information or sworn testimony about it. Written notice to Calgon will be sent to its General Counsel.

     8. No Participation In Claims. Mr. Cederna understands that if this Agreement and General Release were not signed, Mr. Cederna would have the right to voluntarily assist other individuals or entities in bringing claims against Calgon. Mr. Cederna further understands and agrees that he waives any such right and will not provide any such assistance, except Mr. Cederna may provide information pursuant to any valid subpoena or compulsory process.

     9.   No Negative or Derogatory Comments.

          A. Cederna. Mr. Cederna agrees not to make any negative or derogatory comments, directly or by innuendo, about Calgon's business and investment practices and philosophies.

          B. Calgon. Calgon agrees not to make any negative or derogatory comments, directly or by innuendo, about Mr. Cederna; provided, however, that Calgon will issue a press release in the form shown to Mr. Cederna regarding the resignation, Calgon has the right to describe the resignation and this Agreement and General Release in its proxy statement as well as to publicly file a copy of this Agreement and General Release with the Securities and Exchange Commission and Calgon has the right to respond fully and completely to any governmental inquiry or judicial process.

          10. Governing Law and Interpretation. This Agreement and General Release shall be governed and conformed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws provisions, except to the extent federal law applies. Should any provision of this Agreement and General Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect.

          11. Nonadmission of Wrongdoing. Mr. Cederna agrees that neither this Agreement and General Release nor the furnishing of the consideration for this Release shall be deemed or construed at any time for any purpose as an admission by Calgon of any liability or unlawful conduct of any kind.

          12. Amendment. This Agreement and General Release may not be modified, altered, or changed except upon express written consent of both parties wherein specific reference is made to this Agreement and General Release.

          13. Entire Agreement. This Agreement and General Release sets forth the entire agreement between the parties hereto, and fully supersedes any prior agreements or understandings between the parties. Mr. Cederna acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to sign this Agreement and General Release, except for those set forth in this Agreement and General Release.

         14. Evaluation of Agreement. Mr. Cederna acknowledges that he has been advised to consult an attorney of his choice about this Agreement and General Release. Mr. Cederna further acknowledges that he has been given twenty-one (21) days to consider the terms of this Agreement and General Release provided to him by Calgon on February 21, 2003, and he was advised to consult with counsel concerning its terms. Any changes to the original offer made by Calgon do not restart the running of the twenty-one (21) day period. If Mr. Cederna executes this Agreement and General Release, he acknowledges that he does so freely and voluntarily, solely because he already fully and carefully considered the Agreement and General Release before signing it.

         15. Time to Revoke. Mr. Cederna acknowledges that he has also been informed that for a period of seven (7) days following his signing this Agreement and General Release, he may revoke his acceptance in writing, and this Agreement and General Release will not be effective until such seven (7) day period has expired. If such 7th day is a Saturday, Sunday, or legal holiday, then any revocation may be delivered on the next following day which is not a Saturday, Sunday, or legal holiday. Any revocation within this period must be submitted in writing to Mr. Thomas McConomy, and state "I hereby revoke my acceptance of my Agreement and General Release." Mr. Cederna will not receive the consideration referred to in this Agreement and General Release and Calgon will promptly terminate his employment if he does revoke this Agreement and General Release. If he does not revoke this Agreement and General Release, it shall become irrevocable after the expiration of the 7th day.

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Witness:

    /s/ Michael J. Mocniak 2/24/03           /s/ J A Cerderna
--------------------------------------   ------------------------------
                                         JAMES A. CEDERNA

    /s/ Gail A. Gerono 2/24/03              February 24, 2003
--------------------------------------   ------------------------------
Date                                     Date


Witness:                                 CALGON CARBON CORPORATION

By:    Michael J. Mocniak  2/24/03       /s/  Thomas A. McConomy
    ------------------------------       -----------------------
                                         Title: Chairman Executive Committee
                                                and Director
                                         Date:  February 24, 2003